               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   FORM 8-K



                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:   May 20, 1998
                                         ------------
                      (Date of earliest event reported)



             Exact Name of                      IRS
Commission   Registrant as                      Employer         Registrants'
File         Specified in its   State of        Identification   Telephone
Number       Charter            Incorporation   Number           Number
----------   ----------------   -------------   --------------   ------------

1-____       BEC Energy         Massachusetts   04-6830187       617-424-2000

1-2301       Boston Edison      Massachusetts   04-1278810       617-424-2000
             Company



                   800 Boylston Street, Boston, MA   02199
                   (Address of principal executive offices)

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ITEM 5.  OTHER EVENTS


Holding Company Structure Implemented

     At a special meeting of the shareholders of Boston Edison Company, held on May 15, 1997, it was resolved, by the vote of more than two-thirds of the shareholders entitled to vote thereon, to adopt an Agreement and Plan of Merger, among Boston Edison, BEC Energy, a Massachusetts business trust ("BEC Energy"), and Boston Edison Mergeco Electric Company, Inc., a Massachusetts electric company and a wholly-owned subsidiary of BEC Energy ("Mergeco"). Effective May 20, 1998, pursuant to the Agreement and Plan of Merger, Mergeco merged with and into Boston Edison and the outstanding shares of Common Stock ($1 par value) of Boston Edison were exchanged automatically on a share-for-share basis for Common Shares ($1 par value) of BEC Energy, and BEC Energy thereby became the holding company for Boston Edison. The preferred stock and debt of Boston Edison were not exchanged and remain securities of Boston Edison.

     The BEC Energy Common Shares issued pursuant to the Merger were registered under the Securities Act of 1933 pursuant to BEC Energy's Registration Statement on Form S-4 (No. 333-23439, declared effective
March 24, 1997). Reference is made to the Proxy Statement/Prospectus of BEC Energy and Boston Edison included in the Registration Statement (the "Prospectus") for additional information about this transaction.

     Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), BEC Energy Common Shares are deemed to be registered under
Section 12(b) of the Exchange Act. BEC Energy Common Shares were approved for listing on the New York Stock Exchange. The description of the BEC Energy Common Shares contained under the caption "Proposal No. 2 - Plan of Restructuring" in the Prospectus is incorporated by reference herein.

     Boston Edison Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York and Boston Stock Exchanges.
Boston Edison is delisting the Boston Edison Common Stock from these exchanges and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the Boston Edison Common Stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - See Exhibit Index

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                                  SIGNATURE
                                  ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       BEC ENERGY




                                 By:  /s/ Thomas J. May
                                      ---------------------------------------
                                          Thomas J. May
                                          Chairman of the Board, President
                                          and Chief Executive Officer




                                       BOSTON EDISON COMPANY




                                 By:  /s/ Thomas J. May
                                      ---------------------------------------
                                          Thomas J. May
                                          Chairman of the Board, President
                                          and Chief Executive Officer


Date:  May 20, 1998

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
                               INDEX TO EXHIBITS

                                                              SEQUENTIAL
EXHIBIT                                                       NUMBER AT WHICH
NO.        DESCRIPTION                                        EXHIBIT BEGINS
-------    -----------                                        ---------------
99.1       -- Agreement and Plan of Merger
           (incorporated by reference to Exhibit A to
           the Proxy Statement/Prospectus in Part I of
           Registration Statement on Form S-4 of BEC
           Energy (No. 333-23439)).

99.2       -- Amended and Restated Declaration of
           Trust of BEC Energy (incorporated by
           reference to Exhibit B to the Proxy
           Statement/Prospectus in Part I of
           Registration Statement on Form S-4 of
           BEC Energy (No. 333-23439)).

99.3       -- By-laws of BEC Energy.                                 5